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                     FIRST AMENDMENT TO CREDIT AGREEMENT



                                    AMONG


                           PRIMEENERGY CORPORATION
                                     AND

                     PRIMEENERGY MANAGEMENT CORPORATION,
                                AS BORROWERS,
                    BANK ONE, TEXAS, NATIONAL ASSOCIATION,
                                  AS AGENT,

                                     AND

                         THE LENDERS SIGNATORY HERETO


                       Effective as of October 6, 1995


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

                               TABLE OF CONTENTS

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
ARTICLE I        DEFINITIONS AND INTERPRETATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.01    Terms Defined Above  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.02    Terms Defined in Credit Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.03    References . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.04    Articles and Sections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.05    Number and Gender  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

ARTICLE II       AMENDMENTS TO CREDIT AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         2.01    Amendment of Section 1.2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         2.02    Amendment of Section 6.8 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

ARTICLE III      CONDITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         3.01    Receipt of Loan Document . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         3.02    Accuracy of Representations and Warranties; No Default or Event of Default . . . . . . . . . . . . . . 3
         3.03    Payment of Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         3.04    Matters Satisfactory to Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         3.05    No Material Adverse Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

ARTICLE IV       REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         4.01    Due Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         4.02    Valid and Binding Obligations of Borrowers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         4.03    Representations and Warranties in Credit Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         4.04    No Default or Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         4.05    Ratification and Confirmation of Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

ARTICLE V        MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         5.01    Survival Upon Unenforceability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         5.02    Rights of Third Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         5.03    Amendments or Modifications  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         5.04    Ratification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         5.05    Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         5.06    ENTIRE AGREEMENT; NO ORAL AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         5.07    GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         5.08    JURISDICTION AND VENUE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         5.09    Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5





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                      FIRST AMENDMENT TO CREDIT AGREEMENT


                 THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), effective as of October 6, 1995, is entered into by and among PRIMEENERGY CORPORATION, a Delaware corporation ("PEC"), PRIMEENERGY MANAGEMENT
CORPORATION, a New York corporation ("PEMC," with PEC and PEMC being individually referred to as a "Borrower" and collectively as the "Borrowers"), BANK ONE, TEXAS, N.A., a national banking association ("Bank One"), and DEN NORSKE BANK AS, a Norwegian bank ("DNB," with Bank One, DNB, and each other lender that becomes signatory, individually, together with its successors and assigns, a "Lender" and, collectively, together with their respective successors and assigns, the "Lenders"), and Bank One, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                  WITNESSETH:

                 WHEREAS, the Borrowers and the Lenders are parties to the Credit Agreement dated as of April 26, 1995 (the "Credit Agreement"); and

                 WHEREAS, the Borrowers and the Lenders desire to amend the Credit Agreement as provided hereinbelow;

                 NOW THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, the Borrowers and the Lenders hereby agree as follows:


                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

                 1.01 Terms Defined Above. As used in this Amendment, each of the terms "Agent," "Amendment," "Bank One," "Borrower," "Borrowers," "Credit Agreement," "DNB," "Lender," "Lenders," "PEC," and "PEMC" shall have the meaning assigned to such term hereinabove.

                 1.02 Terms Defined in Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided herein to the contrary.

                 1.03 References. References in this Amendment to Article or Section numbers shall be to Articles and Sections of this Amendment, unless expressly stated herein to the contrary. References in this Amendment to "hereby," "herein," "hereinabove," "hereinafter," "hereinbelow," "hereof," and "hereunder" shall be to this Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

                 1.04 Articles and Sections. This Amendment, for convenience only, has been divided into Articles and Sections, and all rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Amendment as an entirety and without regard to such divisions into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

                 1.05 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural and singular, as the case may be.


                                   ARTICLE II

                         AMENDMENTS TO CREDIT AGREEMENT

                 2.01 Amendment of Section 1.2. The following definitions set forth in Section 1.2 of the Credit Agreement are hereby amended to read as follows:

                 "'Commitment Termination Date' shall mean July 1, 1998."

                 "'Final Maturity' shall mean July 1, 1998."

                 2.02 Amendment of Section 6.8. Section 6.8 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "6.8 Dividends and Distributions. Declare, pay, or make, whether in cash or other Property, any dividend or distribution on any share of any class of the capital stock of either Borrower, or purchase, redeem, or otherwise acquire for value any share of any class of capital stock of either Borrower other than the purchase by PEC of the capital stock of PEC for an amount not exceeding $1,250,000 in any fiscal year provided that no Default or Event of Default exists or will occur as the result of such purchase and provided further that the Lender has received written notice of any such purchase for an amount exceeding $100,000."


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                                  ARTICLE III

                                   CONDITIONS

                 The obligation of the Agent and the Lenders to amend the Credit Agreement as provided herein is subject to the fulfillment of the following conditions president:

                 3.01 Receipt of Loan Documents. The Agent shall have received multiple counterparts, as requested by the Agent, of this Amendment, executed by the Borrowers, which shall be in form and substance satisfactory to the Agent.

                 3.02 Accuracy of Representations and Warranties: No Default or Event of Default. The representations and warranties contained in
Article IV of this Amendment shall be true and correct in all material respects; and no Default or Event of Default shall have occurred and be continuing.

                 3.03 Payment of Fees and Expenses. The Agent shall have received reimbursement from the Borrowers, or special legal counsel for the Agent shall have received payment from the Borrowers, for all reasonable fees and expenses of counsel to the Lenders for which the Borrowers are responsible pursuant to applicable provisions of this Amendment and the Credit Agreement for which invoices have been presented as of or prior to the date hereof.

                 3.04 Matters Satisfactory to Lenders. All matters incident to the consummation of the transactions hereby contemplated shall be reasonably satisfactory to the Lenders.

                 3.05 No Material Adverse Effect. No event or circumstance shall have occurred since June 30, 1995, that could reasonably be expected to have a Material Adverse Effect.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                 To induce the Agent and the Lenders to enter into this Amendment and amend the Credit Agreement as provided herein, the Borrowers represent and warrant to the Agent and each Lender that:

                 4.01 Due Authorization. The execution and delivery by the Borrowers of this Amendment and the performance of its obligations hereunder are within the power of the Borrowers, are duly authorized by all necessary action on behalf of the Borrowers, and do not and will not (a) require the consent of any Governmental Authority, (b) contravene or conflict with any Requirement of Law or the articles or certificate of incorporation, bylaws, or other organizational or governing documents of the Borrowers, (c) contravene or conflict with any indenture, instrument or other agreement to which either Borrower is a party or by which its Property may be presently bound or encumbered, or (d) result in or require the creation or




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imposition of any Lien upon any of the properties or assets of either Borrower under any such indenture, instrument or other agreement other than the Loan Documents.

                 4.02 Valid and Binding Obligations of Borrowers. This Amendment, when duly executed and delivered, will be the legal, valid and binding obligation of the Borrowers, enforceable in accordance with its terms (subject to any applicable bankruptcy, insolvency or other laws of general application affecting creditors' rights and judicial decisions interpreting any of the foregoing).

                 4.03 Representations and Warranties in Credit Agreement. As of the date hereof, all representations and warranties set forth in the Credit Agreement are true and correct in all material respects, except to the extent such representations and warranties relate solely to an earlier date.

                 4.04 No Default or Event of Default. No Default or Event of Default exists.

                 4.05 Ratification and Confirmation of Liens. The Borrowers hereby ratify and confirm all Liens created under the Security Instruments and acknowledge and agree that all such Liens secure all Obligations.


                                   ARTICLE V

                                 MISCELLANEOUS

                 5.01 Survival Upon Unenforceability. In the event any one or more of the provisions contained in this Amendment shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof.

                 5.02 Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Agent, the Lenders and the Borrowers, and their successors and permitted assigns. No other Person shall have any right, benefit, priority, or interest hereunder or as a result hereof or have standing to require satisfaction of provisions hereof in accordance with their terms.

                 5.03 Amendments or Modifications. Neither this Amendment nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                 5.04 Ratification. Except as expressly amended by this Amendment and the documents executed in connection herewith, the Credit Agreement and all other Loan Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights




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
and powers created thereby or thereunder and under such other Loan Documents are in all respects ratified and confirmed.

                  5.05 Expenses. The Borrowers shall pay to the Agent for the benefit of the Lenders promptly upon request all expenses incurred in connection with this Amendment and the documents executed in connection herewith.

                 5.06 ENTIRE AGREEMENT; NO ORAL AGREEMENTS. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT OF THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF. THIS WRITTEN AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                 5.07 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW); PROVIDED, HOWEVER, THAT VERNON'S TEXAS CIVIL STATUTES, ARTICLE 5069, CHAPTER 15 (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY.

                  5.08 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AMENDMENT MAY BE LITIGATED, AT THE SOLE DISCRETION AND ELECTION OF THE AGENT, IN COURTS HAVING SITUS IN HOUSTON, HARRIS COUNTY, TEXAS. EACH BORROWER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN HOUSTON, HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE AGENT IN ACCORDANCE WITH THIS SECTION.

                  5.09 Counterparts. This Amendment may be signed in any number of counterparts and by different parties in separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.




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

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers on the date first hereinabove written.

                                        BORROWER:

                                        PRIMEENERGY CORPORATION


                                        By:  /s/ BEVERLY A. CUMMINGS
                                            ----------------------------------
                                            Beverly A. Cummings
                                            Executive Vice President, Treasurer
                                            and Chief Financial Officer



                                        BORROWER:

                                        PRIMEENERGY MANAGEMENT
                                        CORPORATION


                                        By:  /s/ BEVERLY A. CUMMINGS
                                            ----------------------------------
                                            Beverly A. Cummings
                                            Executive Vice President, Treasurer
                                            and Chief Financial Officer


                                        AGENT AND LENDER:

                                        BANK ONE, TEXAS, NATIONAL
                                        ASSOCIATION

                                        By:  /s/ KELLY L. ELMORE, III
                                            ----------------------------------
                                            Kelly L. Elmore, III
                                            Vice President






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                                        LENDER

                                        DEN NORSKE BANK AS


                                        By: /s/ THEODORE S. JADICK, JR.
                                           ----------------------------------
                                        Name:   Theodore S. Jadick, Jr.
                                              -------------------------------
                                        Title: Senior Vice President
                                              -------------------------------


                                        By: /s/ FRAN MEYERS
                                           ----------------------------------
                                        Name:   Fran Meyers
                                              -------------------------------
                                        Title:  Vice President
                                              -------------------------------



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